willistowerswatson.com New Revenue and Pension Accounting Standards and Related Effects on Investor Metrics January 10, 2018 © 2018 Willis Towers Watson. All rights reserved.

willistowerswatson.com Forward Looking Statements This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the impact of the adoption of new accounting standards on our future financial results, the planned presentation of our 2018 financial results, the expected benefits of the business combination transaction involving Towers Watson and Willis, timing of retiree enrollments under our Individual Marketplace and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: the ability of the company to successfully integrate the Towers Watson, Gras Savoye and Willis businesses, operations and employees, and realize anticipated growth, synergies and cost savings; the potential impact of the Willis Towers Watson merger on relationships, including with employees, suppliers, clients and competitors; the possibility that the anticipated benefits from the merger cannot be fully realized or may take longer to realize than expected; the impact of seasonality; adoption of new, or changes in, laws, regulations or accounting standards, policies and practices; and changes in accounting estimates and assumptions. These factors also include those described under “Risk Factors” in the company’s most recent 10-K filing with the SEC and any subsequent 10-Q filings with the SEC. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against relying on these forward-looking statements. 2 © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only.

willistowerswatson.com Agenda Executive summary Impact of the new revenue standard by segment Impact of new pension accounting standard Summary 3 © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only.

willistowerswatson.com Executive summary  Willis Towers Watson (WTW) will adopt the new revenue standard, ASC 606, as of January 1, 2018  We expect no significant changes in our revenues and costs on a year over year basis as a result of ASC 606  The ASC 606 methodology will create seasonal changes to both revenue and operating margin on a quarterly basis  BDA will have the most significant seasonal changes  WTW will produce financial disclosures in each of the four quarters of 2018 applying both:  ASC 606; and  U.S. GAAP basis utilized through December 31, 2017  The 2018 merger objectives will not be restated as a result of the adoption of ASC 606  No change is required to the 2018 objectives as our success in achieving such objectives will be based on 2018 financial reports reflecting U.S. GAAP as utilized through December 31, 2017  Pension Accounting changes, which are not related to ASC 606, will impact operating income  The changes to pension accounting will be reflected as restatements to both 2017 and 2016 results in the 2018 financial statements.  Free Cash Flow will be marginally impacted by the new ASC 606 standard 4 © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only.

willistowerswatson.com Benefits Delivery and Administration (BDA)  Under ASC 606, revenues associated with our Individual Marketplace (formerly retirees) must be recognized as the policy is sold. Under the previous U.S. GAAP revenue recognition standard, revenues were recognized ratably over the annual policy period.  Approximately 50% of the BDA Segment revenues relate to the Individual Marketplace (retirees) line of business.  Most enrollments historically were processed in the fourth quarter. Based on historical patterns of enrollments, a high portion of revenues will be recognized in the fourth quarter.  The enrollments which took place in the fourth quarter of 2017 will be recorded to Retained Earnings as of January 1, 2018.  The revenues recognized in fourth quarter of 2018 will be those retiree and individual plans sold for January 1, 2019. 5 © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only. 78 72 Illustrative example:  Based on the wide range of business models in this segment, the fluctuation of the mix of new business during a year can change the dynamics of the margin profile from year to year. As a result, we cannot estimate the annual impact to margin on a consistent basis. However, we do expect a significant quarterly margin shift.  We expect the BDA segment margin to be negative (by as much as 25%) in each of the first three quarters. We expect the fourth quarter will have a significant positive margin to bring the segment margin positive for the full year. Impact of ASC 606

willistowerswatson.com Human Capital and Benefits (HCB) ASC 606 will impact the HCB Segment as follows:  We expect there will be some changes in the pattern of revenue recognition, mainly associated with the H&B broking line of business. These revenues are currently recognized at a specific point in time, but will now be recognized more evenly throughout the year. This change in revenue recognition pattern will impact about 10% to 15% of total HCB Segment Revenues. Illustrative example: © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only. 6  In addition, there will be changes to the cost recognition for new Retirement actuarial valuations and TAS system implementations. The costs of new projects will generally be capitalized and amortized over the expected life of a contract which could result in a slight increase in the Segment margin. Impact of ASC 606

willistowerswatson.com Investment, Risk and Reinsurance (IRR) ASC 606 will impact the following revenue items, but these impacts may somewhat offset each other:  Acceleration of pro-rata Treaty Reinsurance revenues placed in 2018. Pro-rata Treaty Reinsurance accounts for approximately 5% of total IRR Segment Revenues.  An offset to the accelerated revenue will be the treatment of 2017 pro-rata Treaty Reinsurance revenues. These revenues which would have been recognized in 2018 will not be recognized in the Profit and Loss Statement, but will be included in the 2018 opening balance of Retained Earnings. 7 © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only. Illustrative example:  Currently the placement expenses are recognized as incurred. They will now be recognized fully when the policy is effective. (See Slide 8 - the CRB slide provides a more detailed explanation of the impact of new expense recording standards.) Impact of ASC 606

willistowerswatson.com Corporate Risk and Broking (CRB)  ACS 606 should have little impact on the pattern of our revenue recognition.  However, the new revenue standard will impact the period in which we recognize placement-related expenses.  Currently the placement expenses are recognized as incurred. They will now be recognized fully when the policy is effective.  HCB and IRR will also be impacted by the change in the recognition of placement-related expenses. 8 Illustrative example: © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only. Impact of ASC 606

willistowerswatson.com Total Company Impact of ASC 606 - Illustrative Examples 9 © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only. $0 $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Total Willis Towers Watson Scaled to Annual Actual 2016 Revenue New Standard Revenue New Standard Operating Margin Actual 2016 Operating Margin $0 $500 $1,000 $1,500 $2,000 $2,500 Q1 Q2 Q3 Q4 Willis Towers Watson Scaled to Quarters Actual 2016 Revenue New Standard Revenue New Standard Operating Margin Actual 2016 Operating Margin USD Millions USD Millions

willistowerswatson.com Presentation of net periodic pension cost effective January 1, 2018; applied retrospectively In March 2017, the FASB issued ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. The impacts of the change are:  To include the current service-cost component in Salaries and Benefits  To include the other components below Income from Operations in Other expense/(income), net The ASU becomes effective for the Company on January 1, 2018, and will be applied retrospectively. An illustration of the impact of this change to the nine months ended September 30, 2017 is as follows: 10 Income Statement lines impacted Pension Expense (Benefit) Nine Months Ended September 30, 2017 Reclassification Revised Presentation New Standard Salaries and benefits ($103) ($190) $87 Total costs of providing service ($103) ($190) $87 Income from operations ($103) ($190) $87 Other expense/(income), net $190 ($190) Impacts Income from Operations and Adjusted Income from Operations(i) (i) A non-GAAP measure defined as Income from Operations adjusted for amortization, restructuring costs, transaction and integration expenses, the fair value adjustment for deferred revenue and non-recurring items that, in management’s judgment, significantly affect the period-over-period assessment of operating results. © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only.

willistowerswatson.com Summary 2018 Performance should be easy to track as the financial results will be reported on two different bases: ASC 606 and the revenue recognition methodology used through December 31, 2017. Most GAAP and non-GAAP measures are expected not to change materially under ASC 606. 11 What is expected to stay the same or see no material change annually?  Free Cash Flow  Adjusted EBITDA  AEPS  Annual revenue growth Degree of seasonal impact of ASC 606 per Segment BDA HIGH HCB Moderate IRR Moderate CRB Low Annual impact of ASC 606 on Segments and the Company is expected to be marginal © 2018 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only.